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                                                                EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Biomagnetic Technologies, Inc.'s previously filed Form S-8 No. 33-60743, No. 33-61057, No. 33-32260, No. 33-33179 and No. 33-68136.




/s/ARTHUR ANDERSEN LLP

San Diego, California
December 21, 1998